 As filed with the Securities and Exchange Commission on October 29, 2001.

                                                      Registration No. 333-68838
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  ----------

                              AMENDMENT NO. 3

                                       TO
                                    FORM S-3

                             REGISTRATION STATEMENT
                                   UNDER THE
                             SECURITIES ACT OF 1933
                                  ----------
                            KINDRED HEALTHCARE, INC.
             (Exact name of registrant as specified in its charter)

                 Delaware                                   61-1323993
      (State or other jurisdiction of                    (I.R.S. Employer
      incorporation or organization)                    Identification No.)

                            680 South Fourth Street
                        Louisville, Kentucky 40202-2412
                                 (502) 596-7300
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                                  ----------
                            M. Suzanne Riedman, Esq.
                   Senior Vice President and General Counsel
                            Kindred Healthcare, Inc.
                            680 South Fourth Street
                        Louisville, Kentucky 40202-2412
                                 (502) 596-7300
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                  ----------
                                   Copies to:
          James F. Munsell, Esq.                  Michael J. Schiavone, Esq.
    Cleary, Gottlieb, Steen & Hamilton                Shearman & Sterling
             One Liberty Plaza                       599 Lexington Avenue
       New York, New York 10006-1470             New York, New York 10022-6030
              (212) 225-2000                            (212) 848-4000
                                  ----------
  Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.
  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities being offered only in connection with dividend or interest reinvestment plans, check the following box. [_]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]


                                  ----------
  The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    Part II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

   The following table sets forth all expenses payable by the registrant in connection with the sale of the aggregate amount of common stock being registered. All the amounts shown are estimates except for the SEC registration fee and the NASD filing fee.


      SEC registration fee.......................................... $   54,030
      NASD filing fee...............................................     22,112
      Printing and engraving expenses...............................    572,200
      Legal fees and expenses.......................................    235,000
      Accounting fees and expenses..................................    164,000
      Blue Sky fees and expenses....................................     10,000
      NASDAQ original listing fee...................................     95,000
      Transfer agent fees and expenses..............................      5,000
      Miscellaneous.................................................      2,658
                                                                     ----------
        Total....................................................... $1,160,000
                                                                     ==========


   The selling stockholders will not bear any of the expenses described above, but will bear their own legal fees and expenses to the extent that they retain more than one counsel and/or such fees and expenses exceed $50,000.

Item 15. Indemnification of Directors and Officers.

   Section 6.4 of the Amended and Restated By-laws of the registrant requires it to indemnify, to the full extent permitted from time to time under the General Corporation Law of the State of Delaware, each person who is made or threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that such person is or was a director or officer of the registrant.

   Section 145 of the Delaware General Corporation Law permits a Delaware corporation to indemnify any person who is or was a party to any actual or threatened legal action, whether criminal, civil, administrative or investigative, by reason of the fact that the person is or was an officer, director or agent of the corporation, or is or was serving at the request of the corporation as a director, officer or agent of another corporation, partnership or other enterprise, against expenses (including attorney's fees), judgments, fines and settlement payments reasonably and actually incurred by him or her in connection with such proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe was unlawful, except that, with respect to any legal action by or in the right of the corporation itself, an officer, director or agent of the corporation is entitled to indemnification only for expenses (including attorney's fees) reasonably and actually incurred, and is not entitled to indemnification in respect of any claim, issue or matter as to which he or she is found liable to the corporation, unless the court determines otherwise.

   However, the indemnification provisions of Section 6.4 are limited to:

  . officers, directors, agents and employees who as of or after September 13, 1999, were or are employed by, or serving as directors of, the registrant, and


  . agents and employees who were no longer employed by the registrant as of September 13, 1999, other than such agents and employees who were officers and directors of the registrant prior to September 13, 1999.

Item 16. Exhibits.


 Exhibit
 Number                          Description of Document
 -------                         -----------------------
  1.1    Form of Underwriting Agreement.

  2.1    Fourth Amended Joint Plan of Reorganization of Vencor, Inc. And
         Affiliated Debtors Under Chapter 11 of the Bankruptcy Code. Exhibit
         2.1 to the Current Report on Form 8-K of Kindred filed March 19, 2001
         (Comm. File No. 001-14057) is incorporated by reference herein.

  2.2    Findings of Fact, Conclusions of Law and Order Under 11 U.S.C. (S)
         1129 and Rule 3020 of the Federal Rules of Bankruptcy Procedure
         Confirming the Fourth Amended Joint Plan of Reorganization of Vencor,
         Inc., et al., as signed by the United States Bankruptcy Court for the District of Delaware on March 16, 2001 and entered on the docket of the United States Bankruptcy Court for the District of Delaware on
         March 19, 2001. Exhibit 2.2 to the Current Report on Form 8-K of
         Kindred filed March 19, 2001 (Comm. File No. 001-14057) is incorporated by reference herein.

  4.1    Amended and Restated Certificate of Incorporation of Kindred.

  4.2    Amended and Restated By-Laws of Kindred. Exhibit 3.2 to Kindred's Form
         8-A filed April 20, 2001 (Comm. File No. 001-14057) is incorporated by reference herein.

  4.3    Warrant Agreement, dated as of April 20, 2001, between Kindred and
         Wells Fargo Bank Minnesota, National Association, as Warrant Agent
         (including forms of Series A Warrant Certificate and Series B Warrant
         Certificate). Exhibit 4.1 to Kindred's Form 8-A filed April 20, 2001
         (Comm. File No. 001-14057) is incorporated by reference herein.

  4.4    Registration Rights Agreement, dated as of April 20, 2001, among
         Kindred and the Initial Holders (as defined therein). Exhibit 10.1 to
         Kindred's Form 8-A filed April 20, 2001 (Comm. File No. 001-14057) is incorporated by reference herein.

  4.5    Amendment No. 1 to Registration Rights Agreement dated as of August
         18, 2001 among Kindred and the Initial Holders.*

  4.6    Amendment No. 2 to Registration Rights Agreement dated as of October
         22, 2001 among Kindred and the Initial Holders.

  4.7    Amended and Restated Master Lease Agreement No. 1 dated as of April
         20, 2001 for Lease Executed by Ventas Realty, Limited Partnership, as
         Lessor and Vencor, Inc. and Vencor Operating, Inc. as Tenant. Exhibit
         10.4 to the Quarterly Report on Form 10-Q of Kindred filed August 14,
         2001 (Comm. File No. 001-14057) is incorporated by reference herein.

  4.8    Amended and Restated Master Lease Agreement No. 2 dated as of April
         20, 2001 for Lease Executed by Ventas Realty, Limited Partnership, as
         Lessor and Vencor, Inc. and Vencor Operating, Inc. as Tenant. Exhibit
         10.5 to the Quarterly Report on Form 10-Q of Kindred filed August 14,
         2001 (Comm. File No. 001-14057) is incorporated by reference herein.

  4.9    Amended and Restated Master Lease Agreement No. 3 dated as of April
         20, 2001 for Lease Executed by Ventas Realty, Limited Partnership, as
         Lessor and Vencor, Inc. and Vencor Operating, Inc. as Tenant. Exhibit
         10.6 to the Quarterly Report on Form 10-Q of Kindred filed August 14,
         2001 (Comm. File No. 001-14057) is incorporated by reference herein.

  4.10   Amended and Restated Master Lease Agreement No. 4 dated as of April
         20, 2001 for Lease Executed by Ventas Realty, Limited Partnership, as
         Lessor and Vencor, Inc. and Vencor Operating, Inc. as Tenant. Exhibit
         10.7 to the Quarterly Report on Form 10-Q of Kindred filed August 14,
         2001 (Comm. File No. 001-14057) is incorporated by reference herein.

  4.11   Vencor 2000 Stock Option Plan. Exhibit 4.1 to Kindred's Registration
         Statement on Form S-8 (Reg. No. 333-59598) is incorporated by reference herein.

  4.12   Vencor Restricted Share Plan. Exhibit 4.2 to Kindred's Registration
         Statement on Form S-8 (Reg. No. 333-59598) is incorporated by reference herein.

  4.13   Kindred Healthcare, Inc. 2001 Stock Option Plan. Exhibit 4.1 to
         Kindred's Registration Statement on Form S-8 (Reg. No. 333-62022) is incorporated by reference herein.

 Exhibit
 Number                          Description of Document
 -------                         -----------------------
   4.14  Kindred Healthcare, Inc. 2001 Stock Option Plan for Non-Employee
         Directors. Exhibit 4.2 to Kindred's Registration Statement on Form S-8
         (Reg. No. 333-62022) is incorporated by reference herein.

   4.15 Amendment No. One to Kindred Healthcare, Inc. 2001 Stock Option Plan for Non-Employee Directors. Exhibit 4.7 to the Quarterly Report on
         Form 10-Q of Kindred filed August 14, 2001 (Comm. File No. 001-14057) is incorporated by reference herein.

   5.1   Opinion of Cleary, Gottlieb, Steen & Hamilton.

  10.1 Corporate Integrity Agreement between the Office of Inspector General of the Department of Health and Human Services and Vencor, Inc.
         Exhibit 10.7 to the Quarterly Report on Form 10-Q of Kindred filed
         November 14, 2000 (Comm. File No. 001-14057) is incorporated by reference herein.

  10.2   $120,000,000 Credit Agreement dated as of April 20, 2001, among
         Kindred Healthcare Operating, Inc., Kindred, the Lenders party thereto, the Swingline Bank party thereto, the LC Issuing Banks party thereto, Morgan Guaranty Trust Company of New York, as Administrative
         Agent and Collateral Agent and General Electric Capital Corporation, as Documentation Agent and Collateral Monitoring Agent. Exhibit 10.1
         to the Quarterly Report on Form 10-Q of Kindred filed August 14, 2001
         (Comm. File No. 001-14057) is incorporated by reference herein.

  10.3   Credit Agreement Providing for the Issuance of $300,000,000 Senior
         Secured Notes due 2008 dated as of April 20, 2001 among Kindred
         Healthcare Operating, Inc., Kindred, the Lenders party thereto and
         Morgan Guaranty Trust Company of New York, as Collateral Agent and
         Administrative Agent. Exhibit 10.2 to the Quarterly Report on Form 10-
         Q of Kindred filed August 14, 2001 (Comm. File No. 001-14057) is incorporated by reference herein.

  23.1   Consent of PricewaterhouseCoopers LLP.

  23.2   Consent of Ernst & Young LLP.

  23.3   Consent of Cleary, Gottlieb, Steen & Hamilton (contained in Exhibit
         5.1).

  24.1   Power of attorney.*

---------------------
* Previously filed.


Item 17. Undertakings.

   The undersigned registrant hereby undertakes that:

     (1) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (2) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or
  (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

     (3) For the purposes of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (4) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange

  Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Louisville, State of Kentucky, on October 29, 2001.

                                          Kindred Healthcare, Inc.

                                          /s/ Richard A. Lechleiter

                                          By: _________________________________

                                                 Richard A. Lechleiter


                                                 Vice President, Finance,
                                                 Corporate Controller and
                                                 Treasurer




   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated, on October 29, 2001.


              Signature                                       Title
              ---------                                       -----

                  *                                 Director
______________________________________
             James Bolin

                  *                                 Director
______________________________________
          Michael J. Embler

                  *                                 Director
______________________________________
          Garry N. Garrison

                  *                                 Director
______________________________________
            Isaac Kaufman

                  *                                 Director
______________________________________
            John H. Klein

                  *                                 Chairman of the Board,
______________________________________               Chief Executive Officer
           Edward L. Kuntz                           and President (Principal
                                                     Executive Officer)

                  *                                 Vice President, Finance,
______________________________________               Corporate Controller and
        Richard A. Lechleiter                        Treasurer (Principal
                                                     Accounting Officer)

              Signature                                       Title
              ---------                                       -----

                  *                                 Senior Vice President and
______________________________________               Chief Financial Officer
        Richard A. Schweinhart                       (Principal Financial
                                                     Officer)

                  *                                 Director
______________________________________
           David A. Tepper

       /s/ Richard A. Lechleiter
*By: __________________________
     Richard A. Lechleiter
       Attorney-in-Fact

                                 Exhibit Index


 Exhibit
 Number                          Description of Document
 -------                         -----------------------
  1.1    Form of Underwriting Agreement.

  2.1    Fourth Amended Joint Plan of Reorganization of Vencor, Inc. And
         Affiliated Debtors Under Chapter 11 of the Bankruptcy Code. Exhibit
         2.1 to the Current Report on Form 8-K of Kindred filed March 19, 2001
         (Comm. File No. 001-14057) is incorporated by reference herein.

  2.2    Findings of Fact, Conclusions of Law and Order Under 11 U.S.C. (S)
         1129 and Rule 3020 of the Federal Rules of Bankruptcy Procedure
         Confirming the Fourth Amended Joint Plan of Reorganization of Vencor,
         Inc., et al., as signed by the United States Bankruptcy Court for the District of Delaware on March 16, 2001 and entered on the docket of the United States Bankruptcy Court for the District of Delaware on
         March 19, 2001. Exhibit 2.2 to the Current Report on Form 8-K of
         Kindred filed March 19, 2001 (Comm. File No. 001-14057) is incorporated by reference herein.

  4.1    Amended and Restated Certificate of Incorporation of Kindred.

  4.2    Amended and Restated By-Laws of Kindred. Exhibit 3.2 to Kindred's Form
         8-A filed April 20, 2001 (Comm. File No. 001-14057) is incorporated by reference herein.

  4.3    Warrant Agreement, dated as of April 20, 2001, between Kindred and
         Wells Fargo Bank Minnesota, National Association, as Warrant Agent
         (including forms of Series A Warrant Certificate and Series B Warrant
         Certificate). Exhibit 4.1 to Kindred's Form 8-A filed April 20, 2001
         (Comm. File No. 001-14057) is incorporated by reference herein.

  4.4    Registration Rights Agreement, dated as of April 20, 2001, among
         Kindred and the Initial Holders (as defined therein). Exhibit 10.1 to
         Kindred's Form 8-A filed April 20, 2001 (Comm. File No. 001-14057) is incorporated by reference herein.

  4.5    Amendment No. 1 to Registration Rights Agreement dated as of August
         18, 2001 among Kindred and the Initial Holders.*

  4.6    Amendment No. 2 to Registration Rights Agreement dated as of October
         22, 2001 among Kindred and the Initial Holders.

  4.7    Amended and Restated Master Lease Agreement No. 1 dated as of April
         20, 2001 for Lease Executed by Ventas Realty, Limited Partnership, as
         Lessor and Vencor, Inc. and Vencor Operating, Inc. as Tenant. Exhibit
         10.4 to the Quarterly Report on Form 10-Q of Kindred filed August 14,
         2001 (Comm. File No. 001-14057) is incorporated by reference herein.

  4.8    Amended and Restated Master Lease Agreement No. 2 dated as of April
         20, 2001 for Lease Executed by Ventas Realty, Limited Partnership, as
         Lessor and Vencor, Inc. and Vencor Operating, Inc. as Tenant. Exhibit
         10.5 to the Quarterly Report on Form 10-Q of Kindred filed August 14,
         2001 (Comm. File No. 001-14057) is incorporated by reference herein.

  4.9    Amended and Restated Master Lease Agreement No. 3 dated as of April
         20, 2001 for Lease Executed by Ventas Realty, Limited Partnership, as
         Lessor and Vencor, Inc. and Vencor Operating, Inc. as Tenant. Exhibit
         10.6 to the Quarterly Report on Form 10-Q of Kindred filed August 14,
         2001 (Comm. File No. 001-14057) is incorporated by reference herein.

  4.10   Amended and Restated Master Lease Agreement No. 4 dated as of April
         20, 2001 for Lease Executed by Ventas Realty, Limited Partnership, as
         Lessor and Vencor, Inc. and Vencor Operating, Inc. as Tenant. Exhibit
         10.7 to the Quarterly Report on Form 10-Q of Kindred filed August 14,
         2001 (Comm. File No. 001-14057) is incorporated by reference herein.

   4.11  Vencor 2000 Stock Option Plan. Exhibit 4.1 to Kindred's Registration
         Statement on Form S-8 (Reg. No. 333-59598) is incorporated by reference herein.

   4.12  Vencor Restricted Share Plan. Exhibit 4.2 to Kindred's Registration
         Statement on Form S-8 (Reg. No. 333-59598) is incorporated by reference herein.

   4.13  Kindred Healthcare, Inc. 2001 Stock Option Plan. Exhibit 4.1 to
         Kindred's Registration Statement on Form S-8 (Reg. No. 333-62022) is incorporated by reference herein.

   4.14  Kindred Healthcare, Inc. 2001 Stock Option Plan for Non-Employee
         Directors. Exhibit 4.2 to Kindred's Registration Statement on Form S-8
         (Reg. No. 333-62022) is incorporated by reference herein.

 Exhibit
 Number                          Description of Document
 -------                         -----------------------
   4.15  Amendment No. One to Kindred Healthcare, Inc. 2001 Stock Option Plan
         for Non-Employee Directors. Exhibit 4.7 to the Quarterly Report on
         Form 10-Q of Kindred filed August 14, 2001 (Comm. File No. 001-14057)
         is incorporated by reference herein.

   5.1   Opinion of Cleary, Gottlieb, Steen & Hamilton.

  10.1 Corporate Integrity Agreement between the Office of Inspector General of the Department of Health and Human Services and Vencor, Inc.
         Exhibit 10.7 to the Quarterly Report on Form 10-Q of Kindred filed
         November 14, 2000 (Comm. File No. 001-14057) is incorporated by reference herein.

  10.2   $120,000,000 Credit Agreement dated as of April 20, 2001, among
         Kindred Healthcare Operating, Inc., Kindred, the Lenders party thereto, the Swingline Bank party thereto, the LC Issuing Banks party thereto, Morgan Guaranty Trust Company of New York, as Administrative
         Agent and Collateral Agent and General Electric Capital Corporation, as Documentation Agent and Collateral Monitoring Agent. Exhibit 10.1
         to the Quarterly Report on Form 10-Q of Kindred filed August 14, 2001
         (Comm. File No. 001-14057) is incorporated by reference herein.

  10.3   Credit Agreement Providing for the Issuance of $300,000,000 Senior
         Secured Notes due 2008 dated as of April 20, 2001 among Kindred
         Healthcare Operating, Inc., Kindred, the Lenders party thereto and
         Morgan Guaranty Trust Company of New York, as Collateral Agent and
         Administrative Agent. Exhibit 10.2 to the Quarterly Report on Form 10-
         Q of Kindred filed August 14, 2001 (Comm. File No. 001-14057) is incorporated by reference herein.

  23.1   Consent of PricewaterhouseCoopers LLP.

  23.2   Consent of Ernst & Young LLP.

  23.3   Consent of Cleary, Gottlieb, Steen & Hamilton (contained in Exhibit
         5.1).

  24.1   Power of attorney.*

---------------------
* Previously filed.


                                       2